UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 10, 2011

SPRINT NEXTEL CORPORATION
(Exact name of Registrant as specified in its charter)

Kansas	1-04721	48-0457967
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6200 Sprint Parkway, Overland Park, Kansas	66251
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (800) 829-0965

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a)

Sprint Nextel Corporation’s 2011 Annual Meeting of Shareholders was held on May 10, 2011. At the meeting, the following items were submitted to a vote of shareholders.

The number of common shares present at the Annual Meeting of Shareholders of Sprint Nextel Corporation was 2,577,001,363 or 86% of the common shares outstanding on March 11, 2011, the record date for the meeting.

(b)

1.	The following nominees were elected to serve on the Board of Directors:

				Broker
Name of Nominee	Votes Cast For	Votes Cast Against	Abstentions	Non-Votes
Robert R. Bennett	2,231,219,684	28,467,729	1,808,990	315,504,960
Gordon M. Bethune	2,054,390,593	205,180,503	1,925,307	315,504,960
Larry C. Glasscock	2,227,359,370	31,927,256	2,209,777	315,504,960
James H. Hance, Jr.	1,992,242,421	263,441,103	5,812,879	315,504,960
Daniel R. Hesse	2,232,420,105	27,546,284	1,530,014	315,504,960
V. Janet Hill	2,058,866,090	200,892,912	1,737,401	315,504,960
Frank Ianna	2,219,239,177	40,263,949	1,993,277	315,504,960
Sven-Christer Nilsson	2,230,539,998	28,985,036	1,971,369	315,504,960
William R. Nuti	2,057,662,768	201,976,967	1,856,668	315,504,960
Rodney O’Neal	2,057,802,630	201,848,842	1,844,931	315,504,960

2.  The proposal to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2011 was approved based upon the following votes:
Votes for approval	2,556,102,467
Votes against	17,407,110
Abstentions	3,491,786
Broker Non-Votes	N/A

3. The proposal to approve, on an advisory basis, executive compensation was approved based upon the following votes:

Votes for approval	1,921,177,406
Votes against	314,504,060
Abstentions	25,814,937
Broker Non-Votes	315,504,960

4.  The proposal on the frequency of future advisory votes on executive compensation received the following votes:

For 3 Years	281,409,692
For 2 Years	3,109,664
For 1 Year	1,953,470,572
Abstentions	23,506,475
Broker Non-Votes	315,504,960

5.  The shareholder proposal concerning political contributions was not approved based upon the following votes:

Votes for approval	926,505,302
Votes against	810,245,176
Abstentions	524,745,925
Broker Non-Votes	315,504,960

6.   The shareholder proposal concerning retention of equity awards was not approved based upon the following votes:

Votes for approval	509,223,917
Votes against	1,700,955,047
Abstentions	51,317,439
Broker Non-Votes	315,504,960

7.   The shareholder proposal concerning a change to a voting requirement was approved based upon the following:

Votes for approval	1,764,740,201
Votes against	487,734,965
Abstentions	9,021,237
Broker Non-Votes	315,504,960

(c) Not applicable.

(d) Based upon the results set forth in item (b)(4) above, the Board of Directors determined that the Company currently intends to hold an advisory vote on the compensation of our named executive officers every year until the next required vote on the frequency of advisory votes on executive compensation. The Company is required to hold votes on frequency every six years.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPRINT NEXTEL CORPORATION

Date: May 16, 2011		/s/ Timothy O’Grady
	By:	Timothy O’Grady
Assistant Secretary